EXHIBIT 99.5


CONSENT


The undersigned hereby consents to being named as a prospective director of First National Lincoln Corporation ("FNLC") in the Registration Statement on Form S-4 filed by FNLC with the Securities and Exchange Commission in connection with FNLC's proposed acquisition of FNB Bankshares, to which this consent is an exhibit, and in any amendments (including post-effective amendments) thereto.

                                                  /s/ Mark N. Rosborough
Date: October 15, 2004                         ______________________________
Mark N. Rosborough











































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